UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 18, 2023

ALEXANDERS INC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06064	51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

210 Route 4 East
Paramus,	New Jersey	07652
(Address of Principal Executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (201) 587-8541
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	ALX	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
     On May 18, 2023, Alexander’s, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Meeting”). As of March 20, 2023, the record date for stockholders entitled to vote at the Meeting, there were 5,107,290 shares of common stock, par value $1.00 per share (the “Shares”) outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 4,842,490, or approximately 94.81% of the Shares, were present or represented by proxy. There were four matters presented and voted on. Set forth below is a brief description of each matter voted on and the voting results with respect to each such matter.

Proposal 1 – Election of three nominees to serve on the Board of Directors for a three-year term and until their respective successors are duly elected.

Nominee	For	Withheld	Broker Non-Votes

Thomas R. DiBenedetto	4,243,697	361,086	237,707
Mandakini Puri	4,398,042	206,741	237,707
Russell B. Wight, Jr.	4,145,552	459,231	237,707

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2023.

	For	Against	Abstain

Votes Cast	4,831,150	10,826	514
Proposal 3 – Non-binding advisory vote on executive compensation paid to our named executive officers.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	4,014,917	548,047	41,819	237,707

Proposal 4 – Non-binding advisory vote on the frequency of executive compensation advisory votes for our named executive officers.

	One Year	Two Years	Three Years	Abstain

Votes Cast	1,323,260	1,647	3,066,042	43,886

Based on the votes set forth above, the stockholders recommended holding an advisory vote on executive compensation paid to our named executive officers every three years. In accordance with the stockholders’ recommendation, the Company has determined that an advisory vote on executive compensation paid to our named executive officers will be conducted every three years, until the next stockholder advisory vote on the frequency of the advisory vote on executive compensation.
In addition to the three nominees who were re-elected to serve on the Company’s Board of Directors, Steven Roth, David M. Mandelbaum, Wendy A. Silverstein, Arthur I. Sonnenblick, and Dr. Richard R. West continue to serve as Directors after the Meeting.

Item 7.01.    Regulation FD Disclosure.

On May 19, 2023, the Company issued a press release announcing that it has completed the previously announced sale of the Rego Park III land parcel adjacent to its Rego Park II shopping center, located in Queens, New York. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference solely for purposes of this Item 7.01 disclosure. Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated May 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Gary Hansen
Name:	Gary Hansen
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: May 19, 2023

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